                                                                     Exhibit 2.2


                        FIRST AMENDMENT TO SALE CONTRACT


        This First Amendment to Sale Contract ("FIRST AMENDMENT") is made and entered into as of this 17th day of June, 2002, by and between BSRT NORTHLAKE LIMITED PARTNERSHIP, an Illinois limited partnership ("SELLER"), and WEST COAST REALTY INVESTORS, INC., a Delaware corporation ("PURCHASER").

                              W I T N E S S E T H:
                              - - - - - - - - - -

        WHEREAS, Seller and Purchaser are parties to that certain Sale Contract (the "AGREEMENT") dated May 1, 2002, with respect to the sale by Seller to Purchaser of the Project commonly known as Northlake Tower Festival Shopping Center and more particularly described in the Agreement; and

        WHEREAS, Seller and Purchaser are mutually desirous of amending the Agreement as set forth herein.

        NOW, THEREFORE, for and in consideration of the premises, Ten Dollars ($10.00) and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by the parties hereto prior to the execution, sealing and delivery of this First Amendment, the parties hereto, intending to be legally bound, hereby agree as follows:

        1. The foregoing recital of facts is hereby incorporated herein to the same extent as if hereinafter fully set forth. Capitalized words and phrases used herein which are not defined herein but which are defined in the Agreement shall have the meaning ascribed thereto in the Agreement.

        2. Notwithstanding anything to the contrary contained in the Agreement, the last day of the Inspection Period and the "APPROVAL DATE" for all purposes under the Agreement shall be June 19, 2002.

        3. Except as herein amended, the Agreement, and each and every term and provision therein, shall remain in full force and effect.

        4. This First Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

        5.     This First Amendment shall be governed by Georgia law.

        6. This First Amendment may be executed in multiple counterparts, each of which shall be an original, and all of which together shall constitute one and the same document. It shall not be necessary that each party execute each counterpart, or that any one counterpart be executed by more than one party, so long as each party executed at least one counterpart. Facsimile signatures of this First Amendment shall have the same force and effect as original signatures.

        IN WITNESS WHEREOF, Seller and Purchaser have caused this First Amendment to be duly executed, sealed and delivered the day and year first above written.


                                 SELLER:

                                 BSRT NORTHLAKE LIMITED PARTNERSHIP,
                                 an Illinois limited partnership

                                 By: BSRT UPREIT CORP., its sole general partner


                                 By: /s/ Robert G. Higgins
                                     -----------------------------------------
                                     Name: Robert G. Higgins
                                           -----------------------------------
                                     Title: Vice President
                                            ----------------------------------

                                                [CORPORATE SEAL]


                                 PURCHASER:

                                 WEST COAST REALTY INVESTORS, INC.,
                                 a Delaware corporation


                                 By: /s/ Allen K. Meredith
                                     -----------------------------------------
                                     Name: Allen K. Meredith
                                           -----------------------------------
                                     Title: President and CEO
                                            ----------------------------------

                                                [CORPORATE SEAL]

                        SECOND AMENDMENT TO SALE CONTRACT


        This Second Amendment to Sale Contract ("SECOND AMENDMENT") is made and entered into as of this 19th day of June, 2002, by and between BSRT NORTHLAKE LIMITED PARTNERSHIP, an Illinois limited partnership ("SELLER"), and WEST COAST REALTY INVESTORS, INC., a Delaware corporation ("PURCHASER").

                              W I T N E S S E T H:
                              - - - - - - - - - -

        WHEREAS, Seller and Purchaser are parties to that certain Sale Contract dated May 1, 2002 (the "AGREEMENT"), as amended by that certain First Amendment to Sale Contract by and between Seller and Purchaser dated June 17, 2002 (the "FIRST AMENDMENT"), with respect to the sale by Seller to Purchaser of the Project commonly known as Northlake Tower Festival Shopping Center and more particularly described in the Agreement; and

        WHEREAS, Seller and Purchaser are mutually desirous of amending the Agreement as set forth herein.

        NOW, THEREFORE, for and in consideration of the premises, Ten Dollars ($10.00) and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by the parties hereto prior to the execution, sealing and delivery of this Second Amendment, the parties hereto, intending to be legally bound, hereby agree as follows:

        1. The foregoing recital of facts is hereby incorporated herein to the same extent as if hereinafter fully set forth. Capitalized words and phrases used herein which are not defined herein but which are defined in the Agreement or the First Amendment shall have the meaning ascribed thereto in the Agreement or the First Amendment, as the case may be.

        2. If Seller fails to give written notice to Purchaser of the ratification by the Board of Trustees of Seller's parent entity of the Third Amendment to Sale Contract, on or before 5:00 p.m. Georgia time, June 21, 2002, Purchaser may, in its sole discretion, by giving notice to Seller on or before 5:00 p.m. Georgia time on June 24, 2002, (i) terminate the Agreement, whereupon, Escrowee shall return the Earnest Money and any interest accrued thereon to Purchaser, and thereafter this Agreement shall be null and void and of no further force and effect, except for those provisions which by their terms survive the termination of the Agreement; or (ii) proceed to the Closing pursuant to the terms and conditions of the Agreement. If Purchaser does not give Seller such notice on or before 5:00 p.m. Georgia time on June 24, 2002, Purchaser shall be deemed to have elected to terminate the Agreement pursuant to item (i) above.

        3. Except as amended herein and in the First Amendment, the Agreement, and each and every term and provision therein, shall remain in full force and effect and Seller and Purchaser hereby ratify, confirm and re-adopt the Agreement in all respects.

        4. This Second Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

        5.     This Second Amendment shall be governed by Georgia law.

        6. This Second Amendment may be executed in multiple counterparts, each of which shall be an original, and all of which together shall constitute one and the same document. It shall not be necessary that each party execute each counterpart, or that any one counterpart be executed by more than one party, so long as each party executed at least one counterpart. Facsimile signatures of this Second Amendment shall have the same force and effect as original signatures.

        IN WITNESS WHEREOF, Seller and Purchaser have caused this Second Amendment to be duly executed, sealed and delivered the day and year first above written.

                                 SELLER:

                                 BSRT NORTHLAKE LIMITED PARTNERSHIP,
                                 an Illinois limited partnership

                                 By: BSRT UPREIT CORP., its sole general partner


                                 By: /s/ Christopher J. Swieca
                                     -----------------------------------------
                                     Name: Christopher J. Swieca
                                           -----------------------------------
                                     Title: Vice President
                                            ----------------------------------

                                                [CORPORATE SEAL]


                                 PURCHASER:

                                 WEST COAST REALTY INVESTORS, INC.,
                                 a Delaware corporation


                                 By: /s/ Allen K. Meredith
                                     -----------------------------------------
                                     Name: Allen K. Meredith
                                           -----------------------------------
                                     Title: President and CEO
                                            ----------------------------------

                                                [CORPORATE SEAL]

                        THIRD AMENDMENT TO SALE CONTRACT


        This Third Amendment to Sale Contract ("THIRD AMENDMENT") is made and entered into as of this 19th day of June, 2002, by and between BSRT NORTHLAKE LIMITED PARTNERSHIP, an Illinois limited partnership ("SELLER"), and WEST COAST REALTY INVESTORS, INC., a Delaware corporation ("PURCHASER").

                              W I T N E S S E T H:
                              - - - - - - - - - -

        WHEREAS, Seller and Purchaser are parties to that certain Sales Contract (the "AGREEMENT") dated May 1, 2002, as amended by that certain First Amendment to Sale Contract by and between Seller and Purchaser dated June 17, 2002 (the "FIRST AMENDMENT"), and as further amended by that certain Second Amendment to Sale Contract by and between Seller and Purchaser dated June 19, 2002 (the "SECOND AMENDMENT") with respect to the sale by Seller to Purchaser of the Project commonly known as Northlake Tower Festival Shopping Center and more particularly described in the Agreement; and

        WHEREAS, Seller and Purchaser are mutually desirous of amending the Agreement as set forth herein.

        NOW, THEREFORE, for and in consideration of the premises, Ten Dollars ($10.00) and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by the parties hereto prior to the execution, sealing and delivery of this Third Amendment, the parties hereto, intending to be legally bound, hereby agree as follows:

        1. The foregoing recital of facts is hereby incorporated herein to the same extent as if hereinafter fully set forth. Capitalized words and phrases used herein which are not defined herein but which are defined in the Agreement or any amendment thereto shall have the meaning ascribed thereto in the Agreement or in such amendment, as the case may be.

        2.     The Agreement is hereby amended by deleting the third sentence of
Section 3 and inserting in lieu thereof "The Closing shall occur on September 17, 2002, on or before the close of business, or at such other time as the parties may agree upon in writing (the "Closing Date")." The parties acknowledge and agree that, in accordance with the Agreement, there shall be no closing escrow agreement.

        3. From and after the date of this Third Amendment, Seller shall not amend that certain Lease dated as of April 28, 1983, by and between Crow-Atlanta Retail, Ltd., as landlord, and Toys "R" Us, Inc., as tenant (the "TOYS "R" US LEASE"), in such a manner as to reduce Fixed Rent or Tenant's Share (as defined in the Toys "R" Us Lease) of taxes and CAM expenses payable after the Closing, without first obtaining the written consent of Purchaser, which shall not be unreasonably withheld or delayed. Seller shall use good faith efforts to resolve any existing disputes with Toys "R" Us in a manner that will not reduce Fixed Rent or Tenant's Share of taxes and CAM expenses after the Closing.

        4. The Agreement is hereby amended by deleting Section 9(a) in its entirety and substituting in lieu thereof the following:

               (a). New Leases; Renewals. From and after the Approval Date until August 12, 2002, Seller may enter into any new lease or may renew the Leases listed on Schedule 9(a) attached hereto and made a part hereof, provided that each such renewal is for a term of not more than three (3) years with no additional option on the part of Tenant to further renew or extend the term, and each such renewal is at a rental rate at or above the current rental rate for the Lease, and further provided that there are no landlord concessions, tenant allowances, broker's commissions or other amounts payable or charged to Purchaser after the Closing. Following August 12, 2002, Seller shall neither amend any existing Lease in any material respect nor execute any new lease, license, or other agreement affecting the ownership or operation of the Project or for personal Property, equipment, or vehicles, without Purchaser's prior written approval, which approval shall not be unreasonably withheld or delayed. Should Purchaser consent, in its reasonable discretion, to any such new lease (such lease being referred to herein as a "New Lease"), license or other agreement affecting the ownership or operation of the Project or for personal property or vehicles, and in the event such lease, license or other agreement calls for the Project owner to pay for commissions, tenant improvements, or other inducements, and provided this transaction is consummated, then at Closing, said amounts shall be prorated between Purchaser and Seller based upon the number of days that the benefits under such lease, license or other agreement inured to the benefit of Seller prior to Closing and to Purchaser after Closing.

        5. Purchaser hereby acknowledges that Seller has the right and obligation to comply with the terms and provisions of that certain Lease Agreement dated February 12, 1990, by and between Atlanta Northlake Associates, d/b/a Atlanta Northlake Associates, L.P., as landlord, and Michaels Stores, Inc., as tenant (the "MICHAELS LEASE"), including without limitation the provisions with respect to the assignment or sublease of the subject premises by the tenant pursuant to Section 22 of the Michaels Lease. Landlord hereby represents and warrants that the current Minimum Annual Rent payable by Tenant under the Michaels Lease is $9.00 per square foot and that Landlord has received from Michaels the letters attached hereto as Schedule 7. Landlord has received no other current proposals from Michaels with respect to subleasing or assigning the spaces subject to the Michaels Lease.

        6. The Agreement is hereby amended by deleting Section 11(a) in its entirety and substituting in lieu thereof the following: "Purchaser has elected to assume the Existing Indebtedness and covenants to diligently pursue the application process with respect to such assumption. The obligation of Purchaser to close the transaction described herein is expressly conditioned upon Purchaser obtaining, on or before August 25, 2002, the express written consent of GECC (or its loan servicer) to the assumption of the Existing Indebtedness. Any and all costs, charges and fees (including GECC's attorneys' fees) associated with the assumption of the Existing Indebtedness shall be paid by Purchaser. If this condition is not satisfied on or before August 25, 2002, and provided that on or before August 25, 2002, Purchaser gives written notice to Seller that the condition has not been satisfied, the Agreement shall become null and void and all Earnest Money, together with all interest earned thereon, shall be returned to Purchaser, and except as otherwise provided in this Agreement, neither party shall have any further liability to the other hereunder."

        7. The Agreement is hereby amended by deleting "thirty (30)" in line three of Section 12(b) and substituting in lieu thereof "forty five (45)".

        8. Except as amended herein, in the First Amendment and the Second Amendment, the Agreement, and each and every term and provision therein, shall remain in full force and effect and the parties hereby ratify, confirm and readopt the Agreement is all respects.

        9. This Third Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

        10.    This Third Amendment shall be governed by Georgia law.

        11. This Third Amendment may be executed in multiple counterparts, each of which shall be an original, and all of which together shall constitute one and the same document. It shall not be necessary that each party execute each counterpart, or that any one counterpart be executed by more than one party, so long as each party executed at least one counterpart. Facsimile signatures of this Third Amendment shall have the same force and effect as original signatures.

        12. Notwithstanding anything to the contrary contained herein, this Third Amendment shall not be valid and binding and shall be of no force and effect unless it is approved by the Board of Directors of Seller on or before 5:00 p.m. Georgia time on June 21, 2002. Seller shall immediately notify Purchaser in writing of such approval.


                       [SIGNATURES COMMENCE ON NEXT PAGE]

        IN WITNESS WHEREOF, Seller and Purchaser have caused this Third Amendment to be duly executed, sealed and delivered the day and year first above written.


                                 SELLER:

                                 BSRT NORTHLAKE LIMITED PARTNERSHIP,
                                 an Illinois limited partnership

                                 By: BSRT UPREIT CORP., its sole general partner


                                 By: /s/ Christopher J. Swieca
                                     -----------------------------------------
                                     Name: Christopher J. Swieca
                                           -----------------------------------
                                     Title: Vice President
                                            ----------------------------------

                                                [CORPORATE SEAL]


                                 PURCHASER:

                                 WEST COAST REALTY INVESTORS, INC.,
                                 a Delaware corporation


                                 By: /s/ Allen K. Meredith
                                     -----------------------------------------
                                     Name: Allen K. Meredith
                                           -----------------------------------
                                     Title: President and CEO
                                            ----------------------------------

                                                [CORPORATE SEAL]

                                   SCHEDULE 7
                            (PROPOSALS FROM MICHAELS)

                        FOURTH AMENDMENT TO SALE CONTRACT


        This Fourth Amendment to Sale Contract ("FOURTH AMENDMENT") is made and entered into as of this 19th day of August, 2002, by and between BSRT NORTHLAKE LIMITED PARTNERSHIP, an Illinois limited partnership ("SELLER"), and WEST COAST REALTY INVESTORS, INC., a Delaware corporation ("PURCHASER").

                              W I T N E S S E T H:
                              - - - - - - - - - -

        WHEREAS, Seller and Purchaser are parties to that certain Sale Contract (the "AGREEMENT") dated May 1, 2002, as amended by that certain First Amendment to Sale Contract by and between Seller and Purchaser dated as of June 17, 2002 (the "FIRST AMENDMENT"), as further amended by that certain Second Amendment to Sale Contract by and between Seller and Purchaser dated as of June 19, 2002 (the "SECOND AMENDMENT"), and as further amended by that certain Third Amendment to Sales Contract by and between Seller and Purchaser dated as of June 19, 2002 (the "THIRD AMENDMENT"), with respect to the sale by Seller to Purchaser of the Project commonly known as Northlake Tower Festival Shopping Center and more particularly described in the Agreement; and

        WHEREAS, Seller and Purchaser are mutually desirous of amending the Agreement as set forth herein.

        NOW, THEREFORE, for and in consideration of the premises, Ten Dollars ($10.00) and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by the parties hereto prior to the execution, sealing and delivery of this Fourth Amendment, the parties hereto, intending to be legally bound, hereby agree as follows:

        1. The foregoing recital of facts is hereby incorporated herein to the same extent as if hereinafter fully set forth. Capitalized words and phrases used herein which are not defined herein but which are defined in the Agreement shall have the meaning ascribed thereto in the Agreement.

        2. The Agreement is hereby amended by deleting Section 11(a) in its entirety and substituting in lieu thereof the following: "Purchaser has elected to assume the Existing Indebtedness and agrees to diligently pursue the application process with respect to such assumption. Purchaser and Seller acknowledge that, by letter dated August 8, 2002, GEMSA Loan Services, L.P., the loan servicer for GECC, issued a conditional approval of Purchaser's loan assumption request. Purchaser covenants with Seller to use commercially reasonable and diligent efforts, in good faith, between the date hereof and the Closing Date to satisfy all conditions to the assumption of the Existing Indebtedness. If, despite such commercially reasonable and diligent efforts of Purchaser, the conditions to the closing of the assumption of the Existing Indebtedness are not satisfied (and the closing of the assumption of the Existing Indebtedness does not occur) by the Closing Date, then Purchaser, by written notice to Seller delivered on the Closing Date, may notify Seller that such conditions have not been satisfied, in which event this Agreement shall become null and void and all Earnest Money, together with all interest earned thereon, shall be returned to Purchaser and, except as otherwise provided in this Agreement, neither party shall have any further liability to the other hereunder."

        3. Except as amended herein, in the First Amendment, the Second Amendment, and the Third Amendment, the Agreement, and each and every term and provision therein, shall remain in full force and effect and the parties hereby ratify, confirm and readopt the Agreement in all respects.

        4. This Fourth Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

        5.     This Fourth Amendment shall be governed by Georgia law.

        6. This Fourth Amendment may be executed in multiple counterparts, each of which shall be an original, and all of which together shall constitute one and the same document. It shall not be necessary that each party execute each counterpart, or that any one counterpart be executed by more than one party, so long as each party executed at least one counterpart.


                       [SIGNATURES COMMENCE ON NEXT PAGE]

        IN WITNESS WHEREOF, Seller and Purchaser have caused this Fourth Amendment to be duly executed, sealed and delivered the day and year first above written.


                                 SELLER:

                                 BSRT NORTHLAKE LIMITED PARTNERSHIP,
                                 an Illinois limited partnership

                                 By: BSRT UPREIT CORP., its sole general partner


                                 By: /s/ Robert G. Higgins
                                     -----------------------------------------
                                     Name: Robert G. Higgins
                                           -----------------------------------
                                     Title: Vice President
                                            ----------------------------------

                                                [CORPORATE SEAL]


                                 PURCHASER:

                                 WEST COAST REALTY INVESTORS, INC.,
                                 a Delaware corporation


                                 By: /s/ Allen K. Meredith
                                     -----------------------------------------
                                     Name: Allen K. Meredith
                                           -----------------------------------
                                     Title: President and CEO
                                            ----------------------------------

                                                [CORPORATE SEAL]

                        FIFTH AMENDMENT TO SALE CONTRACT


        This Fifth Amendment to Sale Contract ("FIFTH AMENDMENT") is made and entered into as of this 17th day of September, 2002, by and between BSRT NORTHLAKE LIMITED PARTNERSHIP, an Illinois limited partnership ("SELLER"), and WEST COAST REALTY INVESTORS, INC., a Delaware corporation ("PURCHASER").

                              W I T N E S S E T H:
                              - - - - - - - - - -

        WHEREAS, Seller and Purchaser are parties to that certain Sale Contract (the "AGREEMENT") dated May 1, 2002, as amended by that certain First Amendment to Sale Contract by and between Seller and Purchaser dated as of June 17, 2002 (the "FIRST AMENDMENT"), as further amended by that certain Second Amendment to Sale Contract by and between Seller and Purchaser dated as of June 19, 2002 (the "SECOND AMENDMENT"), as further amended by that certain Third Amendment to Sale Contract by and between Seller and Purchaser dated as of June 19, 2002 (the "THIRD AMENDMENT"), and as further amended by that certain Fourth Amendment to Sale Contract by and between Seller and Purchaser dated as of August 19, 2002 (the "FOURTH AMENDMENT"), with respect to the sale by Seller to Purchaser of the Project commonly known as Northlake Tower Festival Shopping Center and more particularly described in the Agreement; and

        WHEREAS, Seller and Purchaser are mutually desirous of amending the Agreement as set forth herein.

        NOW, THEREFORE, for and in consideration of the premises, Ten Dollars ($10.00) and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by the parties hereto prior to the execution, sealing and delivery of this Fifth Amendment, the parties hereto, intending to be legally bound, hereby agree as follows:

        1. The foregoing recital of facts is hereby incorporated herein to the same extent as if hereinafter fully set forth. Capitalized words and phrases used herein which are not defined herein but which are defined in the Agreement shall have the meaning ascribed thereto in the Agreement.

        2.     The Agreement is hereby amended by deleting the third sentence of
Section 3 and inserting in lieu thereof "The Closing shall occur on September 24, 2002, on or before the close of business, or at such other time as the parties may agree upon in writing (the "Closing Date")." The purpose of this Fifth Amendment is to extend the Closing Date for all purposes under the Agreement, including without limitation all Amendments thereto.

        3. Except as amended herein, in the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment, the Agreement, and each and every term and provision therein, shall remain in full force and effect and the parties hereby ratify, confirm and readopt the Agreement in all respects.

        4. This Fifth Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

        5.     This Fifth Amendment shall be governed by Georgia law.

        6. This Fifth Amendment may be executed in multiple counterparts, each of which shall be an original, and all of which together shall constitute one and the same document. It shall not be necessary that each party execute each counterpart, or that any one counterpart be executed by more than one party, so long as each party executed at least one counterpart.


                       [SIGNATURES COMMENCE ON NEXT PAGE]

        IN WITNESS WHEREOF, Seller and Purchaser have caused this Fifth Amendment to be duly executed, sealed and delivered the day and year first above written.


                                 SELLER:

                                 BSRT NORTHLAKE LIMITED PARTNERSHIP,
                                 an Illinois limited partnership

                                 By: BSRT UPREIT CORP., its sole general partner


                                 By: /s/ Robert G. Higgins
                                     -----------------------------------------
                                     Name: Robert G. Higgins
                                           -----------------------------------
                                     Title: Vice President
                                            ----------------------------------

                                                [CORPORATE SEAL]


                                 PURCHASER:

                                 WEST COAST REALTY INVESTORS, INC.,
                                 a Delaware corporation


                                 By: /s/ Allen K. Meredith
                                     -----------------------------------------
                                     Allen K. Meredith
                                       President

                                                [CORPORATE SEAL]

                        SIXTH AMENDMENT TO SALE CONTRACT


        This Sixth Amendment to Sale Contract ("SIXTH AMENDMENT") is made and entered into as of this 20th day of September, 2002, by and between BSRT NORTHLAKE LIMITED PARTNERSHIP, an Illinois limited partnership ("SELLER"), and WEST COAST REALTY INVESTORS, INC., a Delaware corporation ("PURCHASER").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, Seller and Purchaser are parties to that certain Sale Contract (the "AGREEMENT") dated May 1, 2002, as amended by that certain First Amendment to Sale Contract by and between Seller and Purchaser dated as of June 17, 2002 (the "FIRST AMENDMENT"), as further amended by that certain Second Amendment to Sale Contract by and between Seller and Purchaser dated as of June 19, 2002 (the "SECOND AMENDMENT"), as further amended by that certain Third Amendment to Sale Contract by and between Seller and Purchaser dated as of June 19, 2002 (the "THIRD AMENDMENT"), and as further amended by that certain Fourth Amendment to Sale Contract by and between Seller and Purchaser dated as of August 19, 2002 (the "FOURTH AMENDMENT"), and as further amended by that certain Fifth Amendment to Sale Contract by and between Seller and Purchaser dated as of September 17, 2002 (the "FIFTH AMENDMENT"), with respect to the sale by Seller to Purchaser of the Project commonly known as Northlake Tower Festival Shopping Center and more particularly described in the Agreement; and

        WHEREAS, Seller and Purchaser are mutually desirous of amending the Agreement as set forth herein.

        NOW, THEREFORE, for and in consideration of the premises, Ten Dollars ($10.00) and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by the parties hereto prior to the execution, sealing and delivery of this Sixth Amendment, the parties hereto, intending to be legally bound, hereby agree as follows:

        1. The foregoing recital of facts is hereby incorporated herein to the same extent as if hereinafter fully set forth. Capitalized words and phrases used herein which are not defined herein but which are defined in the Agreement shall have the meaning ascribed thereto in the Agreement.

        2.     The Agreement is hereby amended by deleting the third sentence of
Section 3 and inserting in lieu thereof "The Closing shall occur on September 30, 2002, on or before the close of business, or at such other time as the parties may agree upon in writing (the "Closing Date")." The purpose of this Sixth Amendment is to extend the Closing Date for all purposes under the Agreement, including without limitation all Amendments thereto.

        3. In order to induce Purchaser to accept certain estoppel letters which Purchaser alleges are unacceptable, and in order to compensate Purchaser for the financial impact of certain concessions Purchaser has or may be required to make to Cox Holdings, Inc., the landlord under the Ground Lease, Seller will credit Purchaser $110,000.00 toward the Purchase Price at Closing, conditioned upon Closing.

        4. Purchaser hereby accepts all estoppel letters as currently tendered to Purchaser as of the date of this Sixth Amendment, including without limitation estoppel letters of Toys R Us, Kids R Us, Michaels (as modified on September 18, 2002) and the unmodified Bally's estoppel letter dated September 3, 2002.

        5. Purchaser agrees to indemnify, defend and hold Seller harmless from and against any claims for damages (irrespective of the amount) asserted by Bally's or any of its subsidiaries for damages caused to the Bally's Premises arising from a backup in the sewer lines as noted in the Bally's estoppel letter of September 3, 2002. Purchaser agrees to assume the defense of such claim by providing qualified legal representation to Seller, at no cost to Seller, as soon as practicable after Seller notifies Purchaser of the filing or prosecution of such claim. This indemnity shall run to Seller, its parent entity, Banyan Strategic Realty Trust ("Banyan") and the liquidating trust into which Banyan intends to transfer its assets and liabilities at the time of the dissolution of Banyan.

        6. Except as amended herein, in the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and the Fifth Amendment, the Agreement, and each and every term and provision therein, shall remain in full force and effect and the parties hereby ratify, confirm and readopt the Agreement in all respects.

        7. This Sixth Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

        8.     This Sixth Amendment shall be governed by Georgia law.

        9. This Sixth Amendment may be executed in multiple counterparts, each of which shall be an original, and all of which together shall constitute one and the same document. It shall not be necessary that each party execute each counterpart, or that any one counterpart be executed by more than one party, so long as each party executed at least one counterpart. Facsimile signatures of this Sixth Amendment shall have the same force and effect as original signatures.


                       [SIGNATURES COMMENCE ON NEXT PAGE]

        IN WITNESS WHEREOF, Seller and Purchaser have caused this Sixth Amendment to be duly executed, sealed and delivered the day and year first above written.


                                 SELLER:

                                 BSRT NORTHLAKE LIMITED PARTNERSHIP,
                                 an Illinois limited partnership

                                 By: BSRT UPREIT CORP., its sole general partner


                                 By: /s/ Robert G. Higgins
                                     -----------------------------------------
                                     Name: Robert G. Higgins
                                           -----------------------------------
                                     Title: Vice President
                                            ----------------------------------

                                                     [CORPORATE SEAL]


                                 PURCHASER:

                                 WEST COAST REALTY INVESTORS, INC.,
                                 a Delaware corporation


                                 By: /s/ Allen K. Meredith
                                     -----------------------------------------
                                     Allen K. Meredith
                                       President

                                                [CORPORATE SEAL]

                       SEVENTH AMENDMENT TO SALE CONTRACT


        This Seventh Amendment to Sale Contract ("SEVENTH AMENDMENT") is made and entered into as of this 27th day of September, 2002, by and between BSRT NORTHLAKE LIMITED PARTNERSHIP, an Illinois limited partnership ("SELLER"), and WEST COAST REALTY INVESTORS, INC., a Delaware corporation ("PURCHASER").

                              W I T N E S S E T H:
                              - - - - - - - - - -

        WHEREAS, Seller and Purchaser are parties to that certain Sale Contract (the "AGREEMENT") dated May 1, 2002, as amended by that certain First Amendment to Sale Contract by and between Seller and Purchaser dated as of June 17, 2002 (the "FIRST AMENDMENT"), as further amended by that certain Second Amendment to Sale Contract by and between Seller and Purchaser dated as of June 19, 2002 (the "SECOND AMENDMENT"), as further amended by that certain Third Amendment to Sale Contract by and between Seller and Purchaser dated as of June 19, 2002 (the "THIRD AMENDMENT"), and as further amended by that certain Fourth Amendment to Sale Contract by and between Seller and Purchaser dated as of August 19, 2002 (the "FOURTH AMENDMENT"), and as further amended by that certain Fifth Amendment to Sale Contract by and between Seller and Purchaser dated as of September 17, 2002 (the "FIFTH AMENDMENT"), and as further amended by that certain Sixth Amendment to Sale Contract by and between Seller and Purchaser dated as of September 20, 2002 (the "SIXTH AMENDMENT"), with respect to the sale by Seller to Purchaser of the Project commonly known as Northlake Tower Festival Shopping Center and more particularly described in the Agreement; and

        WHEREAS, Seller and Purchaser are mutually desirous of amending the Agreement as set forth herein.

        NOW, THEREFORE, for and in consideration of the premises, Ten Dollars ($10.00) and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by the parties hereto prior to the execution, sealing and delivery of this Seventh Amendment, the parties hereto, intending to be legally bound, hereby agree as follows:

        1. The foregoing recital of facts is hereby incorporated herein to the same extent as if hereinafter fully set forth. Capitalized words and phrases used herein which are not defined herein but which are defined in the Agreement shall have the meaning ascribed thereto in the Agreement.

        2.     The Agreement is hereby amended by deleting the third sentence of
Section 3 and inserting in lieu thereof "The Closing shall occur on October 10, 2002, on or before the close of business, or at such other time as the parties may agree upon in writing (the "Closing Date")." The purpose of this Seventh Amendment is to extend the Closing Date for all purposes under the Agreement, including without limitation all Amendments thereto.

        3. Except as amended herein, in the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment and the Sixth Amendment, the Agreement, and each and every term and provision therein, shall remain in full force and effect and the parties hereby ratify, confirm and readopt the Agreement in all respects.

        4. This Seventh Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

        5.     This Seventh Amendment shall be governed by Georgia law.

        6. This Seventh Amendment may be executed in multiple counterparts, each of which shall be an original, and all of which together shall constitute one and the same document. It shall not be necessary that each party execute each counterpart, or that any one counterpart be executed by more than one party, so long as each party executed at least one counterpart. Facsimile signatures of this Seventh Amendment shall have the same force and effect as original signatures.


                       [SIGNATURES COMMENCE ON NEXT PAGE]

        IN WITNESS WHEREOF, Seller and Purchaser have caused this Seventh Amendment to be duly executed, sealed and delivered the day and year first above written.


                                 SELLER:

                                 BSRT NORTHLAKE LIMITED PARTNERSHIP,
                                 an Illinois limited partnership

                                 By: BSRT UPREIT CORP., its sole general partner


                                 By: /s/ Robert G. Higgins
                                     -----------------------------------------
                                     Name: Robert G. Higgins
                                           -----------------------------------
                                     Title: Vice President
                                            ----------------------------------

                                                [CORPORATE SEAL]


                                 PURCHASER:

                                 WEST COAST REALTY INVESTORS, INC.,
                                 a Delaware corporation


                                 By: /s/ Allen K. Meredith
                                     -----------------------------------------
                                     Allen K. Meredith
                                       President

                                                [CORPORATE SEAL]

                        EIGHTH AMENDMENT TO SALE CONTRACT


        This Eighth Amendment to Sale Contract ("EIGHTH AMENDMENT") is made and entered into as of this 2nd day of October, 2002, by and between BSRT NORTHLAKE LIMITED PARTNERSHIP, an Illinois limited partnership ("SELLER"), and WEST COAST REALTY INVESTORS, INC., a Delaware corporation ("PURCHASER").

                              W I T N E S S E T H:
                              - - - - - - - - - -

        WHEREAS, Seller and Purchaser are parties to that certain Sale Contract (the "AGREEMENT") dated May 1, 2002, as amended by that certain First Amendment to Sale Contract by and between Seller and Purchaser dated as of June 17, 2002 (the "FIRST AMENDMENT"), as further amended by that certain Second Amendment to Sale Contract by and between Seller and Purchaser dated as of June 19, 2002 (the "SECOND AMENDMENT"), as further amended by that certain Third Amendment to Sale Contract by and between Seller and Purchaser dated as of June 19, 2002 (the "THIRD AMENDMENT"), as further amended by that certain Fourth Amendment to Sale Contract by and between Seller and Purchaser dated as of August 19, 2002 (the "FOURTH AMENDMENT"), as further amended by that certain Fifth Amendment to Sale Contract by and between Seller and Purchaser dated as of September 17, 2002 (the "FIFTH AMENDMENT"), as further amended by that certain Sixth Amendment to Sale Contract by and between Seller and Purchaser dated as of September 20, 2002 (the "SIXTH AMENDMENT"), and as further amended y that certain Seventh Amendment to Sale Contract by and between Seller and Purchaser dated as of September 27, 2002 (the "SEVENTH AMENDMENT"), with respect to the sale by Seller to Purchaser of the Project commonly known as Northlake Tower Festival Shopping Center and more particularly described in the Agreement; and

        WHEREAS, Seller and Purchaser are mutually desirous of amending the Agreement as set forth herein.

        NOW, THEREFORE, for and in consideration of the premises, Ten Dollars ($10.00) and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by the parties hereto prior to the execution, sealing and delivery of this Eighth Amendment, the parties hereto, intending to be legally bound, hereby agree as follows:

        1. The foregoing recital of facts is hereby incorporated herein to the same extent as if hereinafter fully set forth. Capitalized words and phrases used herein which are not defined herein but which are defined in the Agreement shall have the meaning ascribed thereto in the Agreement.

        2.     The Agreement is hereby amended by deleting the third sentence of
Section 3 and inserting in lieu thereof "The Closing shall occur on October 10, 2002, on or before the close of business, or at such other time as the parties may agree upon in writing (the "Closing Date")." The purpose of this Eighth Amendment is to extend the Closing Date for all purposes under the Agreement, including without limitation all Amendments thereto.

        3. Notwithstanding anything to the contrary contained in the Agreement, the prorations and adjustments set forth in Section 14 of the Agreement shall be calculated as though the Closing occurred on October 1, 2002.

        4. Except as amended herein, in the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment and the Seventh Amendment, the Agreement, and each and every term and provision therein, shall remain in full force and effect and the parties hereby ratify, confirm and readopt the Agreement in all respects.

        5. This Eighth Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

        6.     This Eighth Amendment shall be governed by Georgia law.

        7. This Eighth Amendment may be executed in multiple counterparts, each of which shall be an original, and all of which together shall constitute one and the same document. It shall not be necessary that each party execute each counterpart, or that any one counterpart be executed by more than one party, so long as each party executed at least one counterpart. Facsimile signatures of this Eighth Amendment shall have the same force and effect as original signatures.


                       [SIGNATURES COMMENCE ON NEXT PAGE]

        IN WITNESS WHEREOF, Seller and Purchaser have caused this Eighth Amendment to be duly executed, sealed and delivered the day and year first above written.


                                 SELLER:

                                 BSRT NORTHLAKE LIMITED PARTNERSHIP,
                                 an Illinois limited partnership

                                 By: BSRT UPREIT CORP., its sole general partner


                                 By: /s/ Robert G. Higgins
                                     -----------------------------------------
                                     Name: Robert G. Higgins
                                           -----------------------------------
                                     Title: Vice President
                                            ----------------------------------

                                                [CORPORATE SEAL]


                                 PURCHASER:

                                 WEST COAST REALTY INVESTORS, INC.,
                                 a Delaware corporation



                                 By: /s/ Allen K. Meredith
                                     -----------------------------------------
                                     Allen K. Meredith
                                       President

                                                [CORPORATE SEAL]

                        NINTH AMENDMENT TO SALE CONTRACT


        This Ninth Amendment to Sale Contract ("NINTH AMENDMENT") is made and entered into as of this 10th day of October, 2002, by and between BSRT NORTHLAKE LIMITED PARTNERSHIP, an Illinois limited partnership ("SELLER"), and WEST COAST REALTY INVESTORS, INC., a Delaware corporation ("PURCHASER").

                                     W I T N E S S E T H:
                                     - - - - - - - - - -


WHEREAS, Seller and Purchaser are parties to that certain Sale Contract (the "AGREEMENT") dated May 1, 2002, as amended by that certain First Amendment to Sale Contract by and between Seller and Purchaser dated as of June 17, 2002 (the "FIRST AMENDMENT"), as further amended by that certain Second Amendment to Sale Contract by and between Seller and Purchaser dated as of June 19, 2002 (the "SECOND AMENDMENT"), as further amended by that certain Third Amendment to Sale Contract by and between Seller and Purchaser dated as of June 19, 2002 (the "THIRD AMENDMENT"), as further amended by that certain Fourth Amendment to Sale Contract by and between Seller and Purchaser dated as of August 19, 2002 (the "FOURTH AMENDMENT"), as further amended by that certain Fifth Amendment to Sale Contract by and between Seller and Purchaser dated as of September 17, 2002 (the "FIFTH AMENDMENT"), as further amended by that certain Sixth Amendment to Sale Contract by and between Seller and Purchaser dated as of September 20, 2002 (the "SIXTH AMENDMENT"), as further amended by that certain Seventh Amendment to Sale Contract by and between Seller and Purchaser dated as of September 27, 2002 (the "SEVENTH AMENDMENT"), and as further amended by that certain Eighth Amendment to Sale Contract by and between Seller and Purchaser dated as of October 2, 2002 (the "EIGHTH AMENDMENT"), with respect to the sale by Seller to Purchaser of the Project commonly known as Northlake Tower Festival Shopping Center and more particularly described in the Agreement; and

        WHEREAS, Seller and Purchaser are mutually desirous of amending the Agreement as set forth herein.

        NOW, THEREFORE, for and in consideration of the premises, Ten Dollars ($10.00) and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by the parties hereto prior to the execution, sealing and delivery of this Ninth Amendment, the parties hereto, intending to be legally bound, hereby agree as follows:

        1. The foregoing recital of facts is hereby incorporated herein to the same extent as if hereinafter fully set forth. Capitalized words and phrases used herein which are not defined herein but which are defined in the Agreement shall have the meaning ascribed thereto in the Agreement.

        2.     The Agreement is hereby amended by deleting the third sentence of
Section 3 and inserting in lieu thereof "The Closing shall occur on October 18, 2002, on or before the close of business, or at such other time as the parties may agree upon in writing (the "Closing Date")." The purpose of this Ninth Amendment is to extend the Closing Date for all purposes under the Agreement, including without limitation all Amendments thereto.

        3. Notwithstanding anything to the contrary contained in the Agreement, and provided the Closing occurs on or before October 18, 2002, the prorations and adjustments set forth in Section 14 of the Agreement shall be calculated as though the Closing occurred on October 1, 2002.

        4. Except as amended herein, in the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment and the Eighth Amendment, the Agreement, and each and every term and provision therein, shall remain in full force and effect and the parties hereby ratify, confirm and readopt the Agreement in all respects.

        5. This Ninth Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

        6.     This Ninth Amendment shall be governed by Georgia law.

        7. This Ninth Amendment may be executed in multiple counterparts, each of which shall be an original, and all of which together shall constitute one and the same document. It shall not be necessary that each party execute each counterpart, or that any one counterpart be executed by more than one party, so long as each party executed at least one counterpart. Facsimile signatures of this Ninth Amendment shall have the same force and effect as original signatures.


                       [SIGNATURES COMMENCE ON NEXT PAGE]

        IN WITNESS WHEREOF, Seller and Purchaser have caused this Ninth Amendment to be duly executed, sealed and delivered the day and year first above written.


                                 SELLER:

                                 BSRT NORTHLAKE LIMITED PARTNERSHIP,
                                 an Illinois limited partnership

                                 By: BSRT UPREIT CORP., its sole general partner


                                 By: /s/ Robert G. Higgins
                                     -----------------------------------------
                                     Name: Robert G. Higgins
                                           -----------------------------------
                                     Title: Vice President
                                            ----------------------------------

                                                [CORPORATE SEAL]


                                 PURCHASER:

                                 WEST COAST REALTY INVESTORS, INC.,
                                 a Delaware corporation


                                 By: /s/ Allen K. Meredith
                                     -----------------------------------------
                                     Allen K. Meredith
                                       President

                                                [CORPORATE SEAL]